Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Opteum Inc. (the "Company") for the fiscal quarter ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert E. Cauley, Vice Chairman of the Board, Senior Executive Vice President, Chief Financial Officer, Chief Investment Officer and Treasurer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

August 14, 2007	/s/ Robert E. Cauley Robert E. Cauley Vice Chairman of the Board, Senior Executive Vice President, Chief Financial Officer, Chief Investment Officer and Treasurer